Exhibit 99.1

TWIN OAKS SAVINGS BANK

BALANCE SHEET

September 30, 2014 and 2013

(Unaudited)

	September 30, 2014	September 30, 2013
ASSETS
Cash and due from banks	$597,454	$885,514
Interest bearing deposits	1,146,870	1,887,555
Total cash and cash equivalents	1,744,324	2,773,069
Federal funds sold	15,000	836,000
Investment certificates of deposit	1,304,861	2,149,969
Securities available for sale	26,549,917	29,252,346
Federal Home Loan Bank and Banker's Bank Stock	547,138	547,138
Loans, net of allowance for loan losses of $1,594,228 and $977,804 at September 30, 2014 and 2013, respectively	30,463,576	31,112,716
Premises and equipment, net	1,007,476	1,073,866
Accrued interest receivable	268,621	302,697
Other assets	657,310	260,865
Total assets	$62,558,223	$68,308,666
LIABILITIES AND MEMBERS' EQUITY
Liabilities
Deposits	$51,118,106	$55,331,580
Federal Home Loan Bank advances	4,497,624	6,219,288
Advances from borrowers for escrow	44,451	69,472
Accrued interest payable and other liabilities	191,201	96,544
Total liabilities	55,851,382	61,716,884

Members' Equity
Retained earnings	6,340,409	6,743,756
Accumulated other comprehensive income (loss)	366,432	(152,274)
Total equity	6,706,841	6,591,482

Total liabilities and members' equity	$62,558,223	$68,308,366

See accompanying notes.

TWIN OAKS SAVINGS BANK

STATEMENT OF OPERATIONS

Six months ended September 30, 2014 and September 30, 2013

(Unaudited)

	September 30, 2014	September 30, 2013
Interest income
Loans	$733,662	$769,926
Securities	206,285	187,932
Mortgage-backed securities	190,185	125,893
Other	15,743	17,514
Total interest income	1,145,875	1,101,265

Interest expense
Deposits	174,198	211,632
Federal Home Loan Bank advances	67,842	96,624
Total interest expense	242,040	308,256

Net interest income	903,835	793,009

Provision for loan losses	363,000	355,000

Net interest income after provision for loan losses	540,835	438,009

Noninterest income
Service fees	50,612	51,685
Gain on sale of loans	32,065	41,722
Gain (loss) on sale of securities	35,253	(709)
Other	18,137	5,450
Total noninterest income	136,057	98,148

Noninterest expense
Compensation and benefits	405,912	419,596
Occupancy and equipment	106,078	109,452
Data processing	95,391	90,123
Other	523,583	208,364
Total noninterest expense	1,130,964	827,535

Loss before income taxes	(454,072)	(291,378)

Income tax benefit	237,426	173,807

Net loss	$(216,646)	$(117,571)

See accompanying notes.

TWIN OAKS SAVINGS BANK

STATEMENT OF CASH FLOWS

Six months ended September 30, 2014 and 2013

(Unaudited)

	September 30, 2014	September 30, 2013
Cash Flows from Operating Activities
Net loss	$(216,646)	$(117,571)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation	45,552	49,934
Amortization of premiums and discounts	191,452	317,792
Provision for loan losses	363,000	355,000
(Gain) loss on sale of securities	(35,253)	709
Gain on sale of loans	(32,065)	(41,722)
Origination of mortgage loans for sale	(506,600)	(918,155)
Proceeds from sale of mortgage loans	538,665	959,877
Origination of Mortgage Servicing Rights, net of amortization	(3,512)	7,571
Loss on sale of OREO	353	-
Change in accrued interest receivable and other assets	117,555	224,502
Change in other liabilities	(227,801)	(491,932)
Net cash provided by operating activities	234,700	346,005
Cash Flows from Investing Activities
Purchase of investment in certificates of deposit	(1,892)	(250,000)
Proceeds from maturities of investments in certificates of deposit	697,000	597,000
Purchase of securities	-	(3,702,223)
Proceeds from sales, maturities and paydowns of securities	4,338,045	4,092,509
Loan originations, net of principal payments	(743,583)	198,887
Proceeds on sale of OREO	17,147	484,500
Net (increase) decrease in federal funds sold	394,000	1,796,000
Expenditures for premises and equipment	(900)	(11,988)
Net cash provided by investing activities	4,699,817	3,204,685
Cash Flows from Financing Activities
Net change in deposits	(4,307,633)	(2,873,669)
Proceeds from Federal Home Loan Bank advances	1,700,000	-
Paydowns on Federal Home Loan Bank advances	(2,410,872)	(1,010,712)
Net change in advances from borrowers for escrow	(189,067)	(189,765)
Net cash used in financing activities	(5,207,572)	(4,074,146)
Net decrease in cash and cash equivalents	(273,055)	(523,456)

Cash and cash equivalents at beginning of period	2,017,379	3,296,525

Cash and cash equivalents at end of period	$1,744,324	$2,773,069

Supplemental Disclosures of Cash Flow Information
Cash paid during the year for:
Interest	174,259	214,447

See accompanying note.

TWIN OAKS SAVINGS BANK

NOTE TO FINANCIAL STATEMENTS

September 30, 2014 and 2013

(Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The consolidated financial statements presented in this quarterly report include the accounts of the Twin Oaks Savings Bank (the “Bank”). The consolidated financial statements of the Bank have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and predominant practices followed by the financial services industry, and are unaudited. In the opinion of the Bank’s management, all adjustments, consisting of normal recurring adjustments, which the Bank considers necessary to fairly state the Bank’s financial position and the results of operations and cash flows have been recorded. The interim financial statements at and for the six months ended September 30, 2014 should be read in conjunction with the audited financial statements and accompanying notes of the Bank for the year ended March 31, 2014. Certain amounts in the accompanying financial statements and footnotes for September 30, 2014 have been reclassified with no effect on net income or stockholders’ equity to be consistent with the March 31, 2014 classifications. The results of the Bank’s operations for any interim period are not necessarily indicative of the results of the Bank’s operations for any other interim period or for a full fiscal year.

NOTE 2 - LOANS

A summary of loans by major category was as follows at September 30, 2014 and 2013:

	September 30, 2014	September 30, 2013

Real estate:
1-4 family residential	$26,144,027	$26,022,059
Multifamily	286,700	347,944
Commercial	3,022,545	3,508,951
Land	713,221	942,100
	30,166,493	30,821,054

Automobile	947,076	803,582
Commercial	885,897	305,832
Consumer	67,913	135,827
	1,900,886	1,245,241

Gross loans	$32,067,379	$32,066,295

Net deferred loan origination fees	(9,575)	24,225
Allowance for loan losses	(1,594,228)	(977,804)

Loans, net	$30,463,576	$31,112,716

(Continued)

TWIN OAKS SAVINGS BANK

NOTE TO FINANCIAL STATEMENTS

September 30, 2014 and 2013

(Unaudited)

NOTE 2 - LOANS (Continued)

Activity in the allowance for loan losses during the quarter ended September 30, 2014 and 2013 was as follows:

September 30, 2014

	Real Estate
	1-4 Family Residential	Multifamily	Commercial	Land	Automobile	Commercial	Consumer	Total
Allowance for loan losses:
Beginning balance	$1,090,779	$3,154	$230,704	$144,105	$8,399	$9,121	$9,673	$1,495,935
Provision for loan losses	149,232	(287)	181,089	6,260	1,072	33,076	(7,441)	363,001
Loans charged off	(38,269)	-	(155,913)	(42,279)	-	(28,847)	-	(265,308)
Recoveries	-	-	-	400	-	-	200	600

Total ending allowance balance	$1,201,742	$2,867	$255,880	$108,486	$9,471	$13,350	$2,432	$1,594,228

September 30, 2013

	Real Estate
	1-4 Family Residential	Multifamily	Commercial	Land	Automobile	Commercial	Consumer	Total
Allowance for loan losses:
Beginning balance	$379,809	$3,809	$124,233	$530,475	$9,345	$3,864	$4,051	$1,055,586
Provision for loan losses	282,176	(330)	1,855	51,909	(1,309)	11,091	9,608	355,000
Loans charged off	-	-	-	(459,481)	-	-	-	(459,481)
Recoveries	25,244	-	-	1,455	-	-	-	26,699

Total ending allowance balance	$687,229	$3,479	$126,088	$124,359	$8,036	$14,955	$13,659	$977,80

(Continued)

TWIN OAKS SAVINGS BANK

NOTE TO FINANCIAL STATEMENTS

September 30, 2014 and 2013

(Unaudited)

NOTE 2 - LOANS (Continued)

The recorded investment in nonaccrual and loans past due over 90 days still on accrual at September 30, 2014 and 2013 was as follows:

September 30, 2014

		Loans Past
		Due Over
		90 Days Still
	Nonaccrual	Accruing

1-4 family residential	$1,865,992	$-
Commercial real estate	163,754	-
Land	54,649	-
Consumer	4,491	-
Total	$2.088,886	$-

September 30, 2013

		Loans Past
		Due Over
		90 Days Still
	Nonaccrual	Accruing

1-4 family residential	$763,091	$-
Commercial real estate	209,199	-
Land	49,373	-
Consumer	8,479	-
Total	$1,030,142	$-

The aging of the recorded investment in past due loans at September 30, 2014 and 2013 was as follows:

September 30, 2014

	30 - 59	60 - 89	Greater than
	Days	Days	89 Days	Total	Loans Not
	Past Due	Past Due	Past Due	Past Due	Past Due	Total

1-4 family residential	$7,729	$245,562	$1,491,718	$1,745,009	$24,339,018	$26,144,027
Multifamily	-	-	-	-	286,700	286,700
Commercial real estate	-	-	163,754	163,754	2,858,791	3,022,545
Land	-	54,649	-	54,649	658,572	713,221
Automobile	-	-	-	-	947,076	947,076
Commercial	-	-	-	-	885,897	885,897
Consumer	-	-	4,491	4,491	63,422	67,913

Total	$7,729	$300,211	$1,659,963	$1,967,903	$30,099,476	$32,067,379

TWIN OAKS SAVINGS BANK

NOTE TO FINANCIAL STATEMENTS

September 30, 2014 and 2013

(Unaudited)

September 30, 2013

	30 - 59	60 - 89	Greater than
	Days	Days	89 Days	Total	Loans Not
	Past Due	Past Due	Past Due	Past Due	Past Due	Total

1-4 family residential	$364,577	$471,016	$392,118	$1,227,711	$24,794,348	$26,022,059
Multifamily	-	-	-	-	347,944	347,944
Commercial real estate	209,199	-	-	209,199	3,299,752	3,508,951
Land	-	56,221	-	56,221	885,879	942,100
Automobile	-	-	-	-	803,582	803,582
Commercial	-	12,017	-	12,017	293,815	305,832
Consumer	-	-	8,499	8,499	127,328	135,827

Total	$573,776	$539,254	$400,597	$1,513,647	$30,552,648	$32,066,295

Credit Quality Indicators:

The Bank categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Bank analyzes loans individually by classifying the loans as to credit risk. This analysis includes non-homogeneous loans, such as commercial and commercial real estate loans. This analysis is performed on a periodic basis. The Bank uses the following definitions for risk ratings:

Watch. Loans classified as watch are those requiring more attention to ensure timely and adequate financial information is received and that the business is being prudently managed, given economic and market conditions.

Special Mention. Loans classified as special mention have a potential weakness that deserves management's close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the Bank's credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans.

TWIN OAKS SAVINGS BANK

NOTE TO FINANCIAL STATEMENTS

September 30, 2014 and 2013

(Unaudited)

Based on the most recent analysis performed, the risk category of loans by class of loans was as follows at September 30, 2014 and 2013:

September 30, 2014

			Special
	Pass	Watch	Mention	Substandard	Doubtful	Total

1-4 family residential	$22,521,458	$645,347	$791,128	$1,515,647	$670,447	$26,144,022
Multifamily	286,700	-	-	-	-	286,700
Commercial real estate	2,806,664	-	52,127	-	163,754	3,022,545
Land	619,928	38,634	-	54,659	-	713,221
Automobile	937,663	9,413	-	-	-	947,076
Commercial	885,897	-	-	-	-	885,897
Consumer	63,422	-	-	4,491	-	67,913

Total	$28,121,732	$693,394	$243,255	$1,574,797	$834,201	$32,067,379

September 30, 2013

			Special
	Pass	Watch	Mention	Substandard	Doubtful	Total

1-4 family residential	$22,229,992	$1,631,666	$1,042,102	$1,118,299	$-	$26,022,059
Multifamily	347,944	-	-	-	-	347,944
Commercial real estate	3,246,284	53,468	-	209,199	-	3,508,951
Land	787,785	-	56,221	98,094	-	942,100
Automobile	798,347	13,235	-	-	-	803,582
Commercial	293,815	-	-	12,017	-	305,832
Consumer	127,348	-	-	8,479	-	135,827

Total	$27,823,515	$1,698,369	$1,098,323	$1,446,088	$-	$32,066,295